Supplement to the June 16, 1997 Prospectus, as supplemented, for the following products:

                            New York Spinnaker Plus
                              New York Spinnaker

                      Supplement dated November 3, 2011


Effective December 2, 2011, Federated Capital Income Fund II is changing its name to Federated Managed Volatility Fund II. As a result of this change, any references to Federated Capital Income Fund II in this prospectus are hereby changed to reflect the new name, Federated Managed Volatility Fund II.